EXHIBIT 99.1

PRESS RELEASE                                        OLD LINE BANCSHARES, INC.
FOR IMMEDIATE RELEASE                                CONTACT:
November 3, 2004                                     CHRISTINE M. RUSH
                                                     CHIEF FINANCIAL OFFICER
                                                     (301) 645-0333


OLD LINE BANCSHARES, INC.'S THREE MONTH NET INCOME RISES 213 PERCENT

WALDORF, MD. (NASDAQ: OLBK)-James W. Cornelsen, President and Chief Executive Officer of Old Line Bancshares, Inc., the parent company of Old Line Bank, reported that net income for the three months ended September 30, 2004, increased 213% or $163,054 to $239,281 versus $76,277 for the three months ended September 30, 2003. Basic and fully diluted earnings per share were $0.13 for the three months ended September 30, 2004 compared to $0.04 for the three months ended September 30, 2003. During the months of March, June and September, we paid a $0.03 per share dividend. Mr. Cornelsen said: "we believe our continued and successful business development efforts continue to increase Old Line Bank's name recognition in the markets in which we operate. As a result, we continue to grow net loans and deposits. This loan and deposit growth coupled with expense management, have allowed us to improve Old Line Bancshares' net income while maintaining asset quality."

Net income for the nine months ended September 30, 2004 rose 68.69% to $569,982 from $337,881 for the nine months ended September 30, 2003. Basic and diluted earnings per share were $0.32 the first nine months of 2004, compared to $0.27 basic and diluted earnings per share for the same period in 2003.

Total assets were $109.5 million on September 30, 2004. This represented a $20.0 million or 22.35% increase over the December 31, 2003 level of $89.5 million.

At September 30, 2004, total loans, net of allowance and fees, grew to $76.1 million, as compared to $59.5 million at December 31, 2003, representing a $16.6 million increase or 27.90%. The growth in loans and deposits is the result of the hiring of additional relationship officers and increased business development efforts. We believe all of these items continue to improve our market recognition in the suburban Maryland market area (Washington, D.C. suburbs).

The allowance for loan losses was $720,394 or 0.94% of loans at September 30, 2004, compared to $547,690 or 0.91% of loans at December 31, 2003. Asset quality remained strong with no loans past due more than 90 days at September 30, 2004 and only one loan classified as non-accrual with an outstanding balance of $33,446.

Deposits totaled $89.6 million at September 30, 2004, which represents a $20.3 million or 29.29% increase from $69.3 million of total deposits at December 31, 2003. Deposits grew because of increased marketing efforts and new services.

Old Line Bancshares, Inc. is the parent company of Old Line Bank a Maryland chartered commercial bank headquartered in Waldorf, Maryland, approximately 10 miles south of Andrews Air Force Base and 25 miles southeast of Washington, D.C. Old Line Bank also operates from an additional branch in Waldorf, Maryland and two branches in Prince George's County, Maryland. Its primary market area is the suburban Maryland (Washington, D. C. suburbs) counties of Prince George's, Charles and northern St. Mary's. It also targets customers throughout the greater Washington, D.C. metropolitan area.

The statements in this press release that are not historical facts constitute "forward-looking statements" as defined by Federal Securities laws. Such statements are subject to risks and uncertainties that could cause

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actual results to differ  materially from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, changes in interest rates and changes in economic, competitive, governmental, regulatory, technological and other factors which may affect Old Line Bancshares, Inc. specifically or the banking industry generally. Forward-looking statements speak only as of the date they are made. Old Line Bancshares, Inc. will not update forward-looking statements to reflect factual assumptions, circumstances or events that have changed after a forward-looking
statement  was  made.  For  further  information,   please  refer  to  Old  Line
Bancshares, Inc.'s Registration Statement on Form 10-SB and Old Line Bancshares, Inc.'s periodic reports on Form 10-KSB and 10-QSB filed with the U.S. Securities and Exchange Commission and available at their web site www.sec.gov.


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

                                         Old Line Bancshares, Inc. & Subsidiary
                                                       Consolidated
                                                      Balance Sheets

                                                          Assets
                                                                                                September 30,          December 31,
                                                                                                     2004                   2003
                                                                                                -------------          ------------
                                                                                                (Unaudited)
Cash and due from banks                                                                        $   2,871,204          $   2,477,119
Federal funds sold                                                                                 7,064,879              4,002,828
Time deposits in other banks                                                                         400,000                700,000
Investment securities available for sale                                                          16,423,223             17,381,519
Investment securities held to maturity                                                             2,204,503              1,803,812
Loans, less allowance for loan losses                                                             76,112,048             59,517,690
Restricted equity securities at cost                                                                 868,450                818,450
Investment in real estate, LLC                                                                       550,000
Bank premises and equipment                                                                        2,251,654              2,279,669
Accrued interest receivable                                                                          375,454                315,326
Deferred income taxes                                                                                 71,332                 60,925
Other assets                                                                                         280,508                178,465
                                                                                                -------------          ------------
                                                                                               $ 109,473,255          $  89,535,803
                                                                                               =============          =============

                                            Liabilities and Stockholders' Equity

Deposits
   Noninterest-bearing                                                                         $  24,253,167          $  19,902,350
   Interest bearing                                                                               65,309,315             49,422,727
                                                                                                -------------          ------------
       Total deposits                                                                             89,562,482             69,325,077
Borrowed funds                                                                                     6,000,000              7,000,000
Accured interest payable                                                                             159,701                149,831
Income tax payable                                                                                   125,220                130,675
Deferred income taxes                                                                                   --                     --
Other liabilities                                                                                    261,244                102,566
                                                                                                -------------          ------------
                                                                                                  96,108,647             76,708,149
                                                                                                -------------          ------------
Stockholders' equity
Common stock, par value $.01 per share in 2004  and 2003,
  authorized 5,000,000 shares in 2004 and 2003;  issued and
  outstanding 1,776,394.50 in 2004 and 1,756,894.5 in 2003                                     $      17,764          $      17,569
Additional paid-in-capital                                                                        12,446,229             12,362,902
Retained earnings                                                                                    927,338                517,097
                                                                                                -------------          ------------
                                                                                                  13,391,331             12,897,568
Accumulated other comprehensive income                                                               (26,723)               (69,914)
                                                                                                -------------          ------------
                                                                                                  13,364,608             12,827,654
                                                                                                -------------          ------------
                                                                                               $ 109,473,255          $  89,535,803
                                                                                               =============          =============
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

                                                 Old Line Bancshares, Inc.
                                                        Consolidated
                                                   Statements of Income
                                                        (Unaudited)

                                                                          Three Months Ended                 Nine Months Ended
                                                                             September 30,                     September 30,
                                                                         2004             2003             2004              2003
                                                                    -----------      -----------       -----------      ------------

 Interest revenue
    Loans, including fees                                           $ 1,059,284      $   853,377       $ 2,901,684      $ 2,380,330
    U.S. Treasury securities                                             31,915                -            81,520                -
    U. S. government agency securities                                   73,744           83,161           225,835          319,007
    Mortgage backed securities                                           28,087           19,463            91,964           76,041
    Tax exempt securities                                                28,807           24,738            82,430           63,660
    Federal funds sold                                                   18,708           27,322            39,544           64,017
    Other                                                                11,977           10,985            39,387           31,149
                                                                    -----------      -----------       -----------      -----------
         Total interest revenue                                     $ 1,252,522      $ 1,019,046       $ 3,462,364      $ 2,934,204
                                                                    -----------      -----------       -----------      -----------

 Interest expense
    Deposits                                                            229,365          262,159           682,180          834,063
 Borrowed funds                                                          58,346           49,067           169,262          146,134
                                                                    -----------      -----------       -----------      -----------
 Total interest expense                                                 287,711          311,226           851,442          980,197
                                                                    -----------      -----------       -----------      -----------

           Net interest income                                          964,811          707,820         2,610,922        1,954,007

 Provision for loan losses                                               85,000           48,000           175,000          126,000
                                                                    -----------      -----------       -----------      -----------
           Net interest income after provision for loan losses          879,811          659,820         2,435,922        1,828,007
                                                                    -----------      -----------       -----------      -----------

 Noninterest revenue
    Service charges on deposit accounts                                  65,583           62,990           185,756          178,484
    Other fees and commissions                                          130,500           61,620           313,514          202,008
    Gain on securities                                                        -                -                 -           88,359
                                                                    -----------      -----------       -----------      -----------
           Total noninterest revenue                                    196,083          124,610           499,270          468,851
                                                                    -----------      -----------       -----------      -----------

 Noninterest expenses
    Salaries                                                            369,188          323,253         1,027,861          890,941
    Employee benefits                                                    56,813           53,202           175,008          146,791
    Occupancy                                                            49,314           53,778           149,980          150,240
    Equipment                                                            30,340           30,788            90,806           88,433
    Data processing                                                      32,070           27,402            96,155           84,248
    Other operating                                                     181,456          190,896           528,450          442,300
                                                                    -----------      -----------       -----------      -----------
           Total noninterest expenses                                   719,181          679,319         2,068,260        1,802,953
                                                                    -----------      -----------       -----------      -----------

 Income before income taxes                                             356,713          105,111           866,932          493,905

 Income taxes                                                           117,432           28,884           296,950          156,024
                                                                    -----------      -----------       -----------      -----------
 Net Income                                                         $   239,281      $    76,227       $   569,982      $   337,881
                                                                    ===========      ===========       ===========      ===========

 Basic earnings per common share                                    $      0.13      $      0.04       $      0.32      $      0.27
 Diluted earnings per common share                                  $      0.13      $      0.04       $      0.32      $      0.27


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